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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
Natrol, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311

May 10, 2005

Dear Shareholder:

        You are cordially invited to attend the annual meeting (the "Annual Meeting") of shareholders of Natrol, Inc., a Delaware corporation (the "Company"), to be held on Thursday, June 9, 2005, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California.

        The Annual Meeting has been called for the purpose of:

  1.
  electing one Class I Director for a three-year term; and

  2.
  considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors (the "Board") has fixed the close of business on April 25, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of the Company recommends that you vote "FOR" the election of the nominee of the Board as a Director of the Company.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Elliott Balbert Chairman, Chief Executive Officer and President

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 9, 2005

        NOTICE IS HEREBY Given that the annual meeting (the "Annual Meeting") of shareholders of Natrol, Inc. (the "Company") will be held on June 9, 2005, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California for the purpose of considering and voting upon:

1.
The election of one Class I Director for a three-year term.

2.
Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board has fixed the close of business on April 25, 2005 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event that a quorum is not present at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Loida Rubio Secretary
Chatsworth, California May 10, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 9, 2005

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natrol, Inc. (the "Company") for use at the annual meeting (the "Annual Meeting") of shareholders of the Company to be held on June 9, 2005, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California, and any adjournments or postponements thereof.

Information about the Annual Meeting

        At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of one Class I Director each for a three-year term, such term to continue until the annual meeting of shareholders in 2008, and until a respective successor is duly elected and qualified.

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Company on or about May 10, 2005 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors (the "Board") has fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 13,424,649 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 26 shareholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

Voting by Proxy

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as described below) will be counted as present in determining the presence of a quorum. A plurality of votes cast at the Annual Meeting is sufficient to elect a director. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not, therefore, affect the outcome. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Shareholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Class I Director will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Revoking a Proxy

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company as filed on Form 10-K, including financial statements for the year ended December 31, 2004, is being mailed to shareholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL I
ELECTION OF DIRECTORS

        The Board of the Company currently consists of six members and is divided into three classes with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's shareholders at each annual meeting.

        At the Annual Meeting, one Class I Director will be elected to serve until the annual meeting of shareholders in 2008 and until such Director successor is duly elected and qualified. The Board of Directors has nominated Dennis Jolicoeur for re-election as Class I Director. Mr. Gordon Brunner, who is also a Class I director has chosen not to stand for re-election and the Board has decided to not fill this position at this time. According to the Company's charter, any and all vacancies in the Board shall be filled by the affirmative vote of a majority of the remaining directors in office. Unless otherwise specified in the proxy, it is the intention of the person named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Dennis Jolicoeur as Director. The nominees have agreed to stand for election and to serve, if elected, as Director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS CLASS I DIRECTOR OF THE COMPANY.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class I Director who has been nominated for the election at the Annual Meeting, based on information furnished by him to the Company.

        The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as she considers appropriate.

        Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communications relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

        Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 81311, Attention: Corporate Secretary.

Name	Age	Director Since
Class I—Term Expires 2005
Dennis R. Jolicoeur(*)	56	1996
Gordon F. Brunner(1)(2)(7)	66	2002
Class II—Term Expires 2006
Vernon Brunner(1)(2)(3)(5)(7)	64	2001
Ronald J. Consiglio(1)(2)(3)(4)(7)	61	2003
Class III—Term Expires 2007
Elliott Balbert	59	1980
Dennis DeConcini(1)(2)(3)(6)(7)	67	1999

*
Nominee for election or re-election.

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of Nominating and Governance Committee.

(4)
Chairman of Audit Committee

(5)
Chairman of Compensation Committee

(6)
Chairman of Nominating and Governance Committee.

(7)
Directors who are considered independent under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers

        The principal occupation and business experience for at least the last five years for each Director of the Company and each nominee is set forth below.

        Elliott Balbert founded the Company in 1980 and has served as the Company's Chairman of the Board, Chief Executive Officer and President since its inception.

        Vernon Brunner has served as a director of the Company since March 2001. He is the President of Brunner Marketing Solutions, a marketing consulting firm. Mr. Brunner retired in 2001 from Walgreen Co., a drugstore retailer, which he joined in 1962. Prior to his retirement, he served on Walgreen's Board of Directors and was its Executive Vice President—Marketing. Mr. Brunner currently serves as a director of First Midwest Bancorp, Inc. and Health Tech, Inc.

        Dennis DeConcini has served as a director of the Company since December 1999. He is currently a partner in the lobbying firm of Parry, Romani and DeConcini, P.C., as well as a partner of the law firm DeConcini, McDonald, Yetwin & Lacy, P.C. Mr. DeConcini served as a United States Senator from Arizona from 1977 to 1995. He currently serves as a director of Schuff Steel International, Larex, Inc. and Forensic Technology Inc.

        Gordon F. Brunner has served as a director of the Company since September 30, 2002. Mr. Brunner is retired from Procter & Gamble after a 40-year career. He served as Chief Technology Officer in charge of Procter & Gamble's Global Research and Development, and also was a member of the Board of Directors. Mr. Brunner currently is also on the boards of the Scotts-Miracle Gro Company, Third Wave Technologies, and a partner in Living Longer ProActive Health.

        Dennis R. Jolicoeur joined the Company as Chief Financial Officer, Treasurer and Executive Vice President in July 1996 and has served as a director of the Company since that date. From October 1993 to June 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment-banking firm. Prior to 1993, Mr. Jolicoeur acquired or founded several publications and printing businesses including, New England Living Magazine, The Original New England Guide, Business NH Magazine, The Manchester Journal, Lighthouse Press and Naiman Printing.

        Ronald J. Consiglio has served as a director of the Company since April 24, 2003. Mr. Consiglio is currently a managing partner of Synergy Trading, a securities trading partnership. From 1998 to 2001, he was with Trading Edge, Inc. in the role of Executive Vice President and Chief Financial Officer. From 1993 to 1998 he carried out the position of Chief Executive Officer at Angeles Mortgage Investment Trust. He currently serves as a director of Metropolitan West Funds and MannKind Corporation

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held five (5) meetings during 2004. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 2004.

        Directors are not required to attend the annual meeting of the shareholders. All of the directors attended the Annual Shareholders' Meeting held in 2004.

The Audit Committee

        The Company has a standing Audit Committee which engages the Company's auditors. On December 22, 2004, the audit committee dismissed Deloitte & Touche LLP ("Deloitte") as its independent audit firm. Deloitte's independent auditors' reports on the Company's consolidated financial statements for each of the fiscal years in the two-year period ended December 31, 2003 did not contain an adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2003 and the subsequent interim period through December 22, 2004, there were no disagreements with Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company's consolidated financial statements for such periods; and there were no reportable events as defined in

Item 304(a) (1) (v) of Regulation S-K during the two fiscal years ended December 31, 2003 and the subsequent interim period through December 22, 2004.

        The Audit Committee engaged Stonefield Josephson, Inc. ("Stonefield") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2004. During the fiscal years ended December 31, 2002 and 2003, the Company did not consult Stonefield Josephson, Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

        The Committee reviews the scope and results of the audit with the independent accountants, reviews and discusses with management and the independent accountants the Company's annual operating results and audited financial statements, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Audit Committee, which currently consists of Messrs. V. Brunner, G. Brunner, D. DeConcini, and R. Consiglio held eleven (11) meetings during 2004. The current members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. The Board has determined that Mr. Consiglio meets the standards of an "Audit Committee Financial Expert" as that term is defined under the rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board has adopted an Audit Committee Charter which is available on our website, www.natrol.com.

The Compensation Committee

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended, and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee consists of Messrs. V. Brunner, G. Brunner, D. DeConcini and R. Consiglio each of whom is not an employee and is independent for purposes of the NASD listing standards. The Compensation Committee held five (5) meetings during 2004. The Board has adopted a Compensation Committee Charter which is available on our website, www.natrol.com.

The Nominating and Governance Committee

        During 2004, the Board of Directors of the Company adopted a nominating and governance committee charter. The purpose of the Nominating and Governance Committee is to identify and recommend individuals to the Board for nomination as members of the Board and its committees, develop and recommend to the Board a set of corporate governance principles applicable to the Company, and assist the Board in its annual review of the board's performance. No meetings of the Nominating and Governance Committee were held in 2004 as no chairman or members of the Nominating and Governance Committee were elected by the Board until April 2005, when Mr. D. DeConcini was elected chairman of the Nominating and Governance Committee and Mssrs. V. Brunner and R. Consiglio were elected to serve on the Nominating and Governance Committee. Each member of the Nominating and Governance committee is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable listing standards of Nasdaq. The Nominating and Governance Committee will report to the Board not less than once a year. The Nominating and Governance committee charter is available on our website, www.natrol.com.

        The process followed by the Nominating and Governance Committee to identify and evaluate candidates includes ensuring that all candidates meet the criteria for board membership as described in the committee charter. The Committee annually reassesses the adequacy of such criteria and, should it deem that the criteria should be changed, proposes such changes to the Board for approval. The current criteria for Board membership requires that at a minimum:

  •
  Each nominee shall have the highest personal and professional integrity, shall have skills and experience that, in conjunction with other nominees to the Board, will effectively serve the long-term interests of the stockholders.

Other qualifications that may be considered by the Committee are described in the Nominating and Governance Committee charter.

        Stockholders may recommend individuals to the Nominating and Governance committee for consideration as potential director candidates. The current policy is that the Nominating Committee will review and consider any director candidates who have been recommended by security holders in compliance with the procedures as set forth in the charter. The Committee, which is newly established, has not yet formulated a formal process for identifying and evaluating nominees for the Board which are recommended by shareholders but intends to establish such a process in the future.

Compensation of Directors

        Directors are currently paid a fee of $1,500 per board meeting and $750 per Audit Committee meeting, $750 per Compensation Committee meeting, and $750 per Nominating and Governance Committee meeting. Committee members receive compensation only for meetings that are physically held at the Company's headquarters and do not receive compensation for telephonic meetings. In addition, each board member receives a quarterly fee of $1,750. The Chairman of the Compensation Committee receives an additional $250 per quarter. The Chairman of the Nominating and Governance Committee receives an additional $250 per quarter. The Chairman of the Audit Committee receives an additional $1,000 per quarter. Under the Company's Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his or her initial election and re-election to the Board. Each such option is for a term of ten years and vests over a three-year period.

Code of Ethics

        The Company's Code of Ethics applies to our directors, officers and employees. The purpose of the Code of Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner. Our Code of Ethics is publicly available on our website at www.natrol.com. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2004, the Audit Committee met eleven (11) times. The members of the Audit Committee are independent pursuant to Rule 4200(a)(15) of the NAS listing standards.

        The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with Deloitte and Touche, LLP and Stonefield Josephson, Inc. their independence from the Company and its management. The Audit Committee also considered whether the auditors' provision of non-audit services to the Company is compatible with the their independence.

        The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2004, with management and the independent auditors. While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the audit committee charter, management has primary responsibility for this process including the Company's system of internal controls, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. In addition, the Company's independent auditors and not the Audit Committee are responsible for auditing those financial statements.

        Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee also recommended that Deloitte be dismissed as the Company's independent auditors and that Stonefield Josephson, Inc. be engaged as the Company's auditors for the year ending December 31, 2004 and the Board concurred in such recommendation.

        In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by Deloitte or Stonefield is compatible with maintaining its independence.

Respectfully submitted by the 2004 Audit Committee,

Vernon Brunner
Dennis DeConcini
Gordon F. Brunner
Ronald J. Consiglio, Chair

Fees Paid to Independent Auditors

        The Company selected Stonefield as the independent auditors for the Company for the fiscal year ending December 31, 2004. Prior to December 22, 2004 and for the fiscal years ending December 31, 2003 and December 31, 2002, the Company engaged Deloitte as its independent auditors and, for these periods, professional services were performed by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") and Deloitte reviewed the

Company's financial statements for the first three quarters of 2004. A representative from Stonefield will be present at the Annual Meeting who will be given the opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

        Audit and audit related fees aggregated $284,390 and $261,875 for the years ended December 31, 2004 and 2003, respectively and were comprised of the following:

Deloitte & Touche, LLP.

        The aggregate fees billed for the quarterly reviews of the Company's financial statements for the first three quarters of 2004 amounted to $137,500. Deloitte also billed the Company $6,000 for its review of the 8K filed in conjunction with Deloitte's dismissal as the Company's auditors and it billed the Company $8,000 for professional services in connection with the reissuance of the report and consent on the December 31, 2003 and 2002 financial statements included in the Company's December 31, 2004 Annual Report on Form 10-K.

        The aggregate fees billed for the audit of the Company's financial statements for the year ended December 31, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $261,875.

Tax Fees

        The aggregate fees billed for tax services for the years ended December 31, 2004 and 2003 were $124,231 and $109,134, respectively. These fees relate to preparations of 2003 federal and state income tax returns and 2004 estimated tax payments.

All Other Fees

        Deloitte also billed the Company $2,500 for meetings attended in connection with the Company's preparation for compliance with the Sarbanes-Oxley Act of 2002. There were no other fees paid to the Deloitte Entities in either 2004 or 2003.

Stonefield Josephson, Inc.

        For the year ended December 31, 2004, Stonefield provided services related to the audit of the Company's financial statements for the year ended December 31, 2004. Fees for the audit and audit related services amounted to $135,000.

        There were no other fees paid to Stonefield in either 2004 or 2003.

Independence of the Auditors and Pre-approval of Audit and Non-Audit Services

        In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and the Company's management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

        Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by the independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year the Audit Committee approves the retention of the independent auditor to audit our financial statements, including the associated fee. At this time, the Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management.

        Since May 6, 2003, the effective date of the SEC rules stating that an auditor is not independent of an audit client unless the services it provides to the client are appropriately approved, each new engagement of the Company's auditors has been approved in advance by the Audit Committee.

EXECUTIVE OFFICERS

        The names and ages of the current executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of December 31, 2004.

Name	Age	Position
Elliott Balbert	59	Chairman of the Board, Chief Executive Officer and President
Dennis R. Jolicoeur	56	Chief Financial Officer, Treasurer, Executive Vice President and Director
Gary P. De Mello	51	Chief Operating Officer
Steven Spitz	37	Vice President and General Counsel
Jon Denis	56	Corporate Vice President Sales

        Mr. Balbert's biographical information is set forth under the section "Information Regarding Directors."

        Mr. Jolicoeur's biographical information is set forth under the section "Information Regarding Directors."

        Mr. De Mello joined the Company in June 1992 as Operations Manager. In 1995 Mr. De Mello became Director of Operations and in 1997 became Vice President of Operations. In July 2003 Mr. De Mello was promoted to Chief Operating Officer. Prior to joining the Company, Mr. De Mello was the Director of Purchasing for Tree of Life, Inc., a marketer and distributor of natural and specialty foods.

        Mr. Spitz, Vice President and General Counsel, joined the Company in November 2003. Prior to joining the Company, Mr. Spitz was a partner at Riordan & McKinzie and later at Bingham McCutchen, LLP. While at both law firms, Mr. Spitz served as outside counsel to the Company from 2001 to 2003.

        Mr. Denis joined the Company as Vice President of Sales in August 1997. Prior to joining the Company, Mr. Denis served as Vice President of Sales at Conair Inc., a personal care and appliance products company, for 15 years, preceded by eight years in various sales positions at Revlon, Inc., a cosmetics manufacturer.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer, each of the Company's other executive officers (the "Named Executive Officers") who earned in excess of $100,000 during each of the fiscal years ended December 31, 2004.

	Compensation			Long Term Compensation Awards
Annual Compensation
Name and Principal Position				Securities Underlying Options(#)	Other Compensation ($)
	Year	Salary($)	Bonus($)
Elliott Balbert, Chairman, Chief Executive Officer and President	2004 2003 2002	623,074 600,000 600,000	116,827 — —	— — —	39,531(1 39,090(1 38,836(1	) ) )
Dennis R. Jolicoeur, Chief Financial Officer	2004 2003 2002	269,615 250,000 250,000	48,678 — 27,750	— — 100,000	— — —
Gary P. De Mello, Chief Operating Officer	2004 2003 2002	271,827 250,000 250,000	52,093 — 27,750	— — 100,000	6,000(3 — —)
Steven Spitz, Vice President, General Counsel	2004 2003 2002	212,517 13,569 —	39,847 — —	100,000 — —	— — —
Jon Denis, Vice President Sales	2004 2003 2002	337,500 325,000 300,000	63,281 — —	— — —	6,000(2 6,000(2 3,000(2	) ) )

(1)
Mr. Balbert received $32,740, $33,424 and $33,255 in 2004, 2003, and 2002, respectively, in life insurance benefits and $6,291, $5,666 and $5,582, respectively, in benefits for the use of a Company car.

(2)
Represents amount received by Mr. Denis as a car allowance in each respective year.

(3)
Represents the amount received by Mr. De Mello as a car allowance.

Option Grants

        The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during 2004.

Option Grants in Last Fiscal Year

	Individual Grants
				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
		Percent of Total Options Granted To Employees In Fiscal Year
	Number of Securities Underlying Options(4) Granted(#)(1)		Exercise or Base Price Per Share(2)
Name				Expiration Date	5%($)	10%($)
Steven Spitz	25,000	28%	2.76	6/8/14	173,575	439,873

(1)
Vesting of options is subject to the continuation of each employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.

(2)
The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors.

(3)
This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4)
1,125 shares vest quarterly over five years ending on June 9, 2009.

Option Exercises and Option Values.

        The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options on December 31, 2004. Two of the Named Executive Officers of the Company exercised stock options during 2004.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2004(#)(1)		Value of Unexercised In-the-Money Options at December 31, 2004($)(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Jolicoeur(2)	60,000	84,726	584,333	16,667	899,867	33,333
Gary P. De Mello(3)	—	—	504,333	16,667	609,467	33,333
Steven Spitz(4)	—	—	4,750	20,250	2,803	11,948
Jon Denis	—	—	446,000	—	455,600	—

(1)
Based on the last reported sale price on the NASDAQ National Market on December 31, 2004 of $3.35 less the option exercise price.

(2)
8,333 shares vested February 28, 2005 and 8,334 vests on May 28, 2005.

(3)
8,333 shares vested February 28, 2005 and 8,334 vests on May 28, 2005.

(4)
1,125 vested on March 9, 2005 and every three months thereafter until June 9, 2009.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board consists of Dennis DeConcini, Vernon Brunner, Gordon F. Brunner and Ron Consiglio as of December 31, 2004.

        The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended and its 1998 Employee Stock Purchase Plan and the Employee Bonus Incentive Compensation Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for current and future compensation.

General

        Compensation packages generally include base salary, performance based bonuses per the Employee Bonus Incentive Compensation Plan, executive benefits and stock options. The salary and bonus components of the compensation of the Company's executive officers are designed to work together to fulfill a number of compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company's shareholders; and relating executive compensation to the Company's financial performance and the achievement of corporate goals.

        The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company's executive officers.

        Additionally, the Compensation Committee believes that performance-based incentives that align the goals of executives and managers with those of the Company and its shareholders are of key importance. Accordingly, a material portion of each executive officer's compensation as well as each manager's compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company. Based upon the financial results of the Company, approximately $600,000 of bonus incentive compensation was awarded to the Company's management in 2004.

Stock Options

        Each corporate officer, other than the Chief Executive Officer, is the holder of options or stock that vest over time. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating as well as to directly align the interests of the Company's executive officers with those of the shareholders.

Compensation of the Chief Executive Officer

        The Compensation Committee determined the 2004 base salary of Elliott Balbert, the Company's Chief Executive Officer, based upon several factors, including Mr. Balbert's leadership, industry knowledge and experience, the Company's history of growth under his leadership, and the Company's historical practices and internal salary structures. The Compensation Committee also reviewed compensation of other CEOs in the nutritional supplements industry and other similarly situated companies.

        In summary, the Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will benefit the Company and assist in the effect to build corporate and shareholder value.

Respectfully submitted,

The Compensation Committee

Gordon F. Brunner
Dennis DeConcini
Ron Consiglio
Vernon Brunner, Chair

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The members of the Compensation Committee were Messrs. DeConcini, V. Brunner, G. Brunner and R. Consiglio for the fiscal year ended December 31, 2004. None of these members is, or has been, an officer or employee of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index, and a peer group of companies for the period commencing July 1999 and ended December 2004. For its peer group, the Company chose those companies listed as part of the Adams, Harkness & Hill Better Food and Nutrition. Included in the index are Green Mountain Roasters (GMCR), Hain Celestial Group, Inc. (HAIN), Martek Biosciences Corporation (MATK), NBTY, Inc. (NTY), Wild Oats Markets, Inc. (OATS), The J.M. Smucker Company. (SJM), SunOpta Inc. (STKL), United Natural Foods, Inc. (UNFI) and Whole Foods Markets (WFMI). MCP Ingredients, Inc. (MGPI), Nutrition 21, Inc. (NXXI), Herbalife, LTD. (HLF), Monterey Gourmet Foods, Inc. (PSTA), Pure World, Inc. (PURW), Integrated BioPharma Inc. (INB), Weider Nutrition International Inc. (WNI), Fresh Del Monte Produce Inc. (FDP), Reliv International Inc. (RELV), Medifast Inc, (MED), Lifeway Foods Inc (LWAY), John B San Filippo & Son (JBSS), Nature's Sunshine Products, Inc. (NATR), Chiquita Brands International Inc. (CQB), Natural Alternatives International Inc. (NAII), Forbes Medi-Tech Inc. (FMTI), YOCREAM International Inc, (YOCM), Glacier Water Services Inc. (HOO), Nu Skin Enterprises, Inc. (NUS), Vermont Pure Holdings Ltd. (VPS), USANA Health Sciences Inc. (USNA), Maui Land & Pineapple Co. (MLP), Nutraceutical International Corp. (NUTR), Mannatech, Inc. (MTEX), Cyanotech Corp. (CYAN), Calavo Growers Inc. (CVGW), Gaiam Inc. (GAIA), Hansen Natural Corp. (HANS), Omega Protein Corp. (OME), NATURAL HEALTH TREND (BHIP), Tofutti Brands Inc. (TOF), Circle Group Holdings Inc. (CXN), and Galaxy Nutritional Foods Inc. (GXY). The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index and the Adams, Harkness & Hill Better Food and Nutrition on July 22 1999, the date of the Company's initial public offering, and the reinvestment of all dividends.

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2004

TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH

		1999	2000	2001	2002	2003	2004
NATROL INC	Return % Cum $	100.00	-78.57 21.43	67.70 35.93	-54.28 16.43	142.60 39.86	20.11 47.87
Russell 2000 Index	Return % Cum $	100.00	-3.03 96.97	2.58 99.47	-20.48 79.09	47.25 116.47	18.33 137.82
S&P 500 Index—Total Return	Return % Cum $	100.00	-9.10 90.90	-11.88 80.10	-22.11 62.39	28.68 80.29	10.87 89.02
S&P 600 Index—Total Return	Return % Cum $	100.00	11.80 111.80	6.54 119.12	-14.63 101.68	38.80 141.14	22.65 173.11
PEER Only	Return % Cum $	100.00	-9.42 90.58	46.58 132.78	11.97 148.67	50.36 223.54	14.59 256.16
PEER + NATROL INC	Return % Cum $	100.00	-10.48 89.52	46.65 131.28	11.74 146.69	50.47 220.72	14.60 252.95

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 25, 2005 based on representations to the Company by each director and Named Executive Officer. The table also sets forth certain information regarding the ownership of Common Stock by each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. The number of shares of Common Stock "beneficially owned" by each shareholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of Common Stock includes (i) any shares as to which the person or entity has sole or shared voting power or investment power and (ii) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after April 25, 2005, including any shares which could be purchased by the exercise of options at or within 60 days after April 25, 2005. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner(1)
	Number	Percent
Elliott Balbert(2)	6,029,500	39.7%
TA Associates Group(3)	1,823,020	12.0%
Gruber and McBaine Capital Management, LLC(4)	1,153,013	7.6%
Financial & Investment Management Group, LTD	759,499	5.0%
Dennis R. Jolicoeur(5)	601,000	4.0%
Gary P. DeMello(6)	541,571	3.6%
Steven Spitz(7)	11,583	*
Jon Denis(8)	457,923	3.0%
Dennis DeConcini(9)	63,379	*
Vernon Brunner(10)	80,000	*
Gordon Brunner(11)	27,500	*
Ronald Consiglio(12)	22,500	*
All executive officers and directors as a group (nine persons)(13)	7,834,956	51.5%

*
Less than 1%

(1)
The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Gruber McBaine Capital, Inc. is 50 Osgood Place Penthouse, San Francisco, CA 94133. The address of Financial & Investment management Group, LTD is 111 Cass Street, Traverse City, Michigan 49684. The address of all other listed stockholders is c/o Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 91311.

(2)
Includes 5,724,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 305,000 shares of Common Stock owned by Mr. Balbert's daughter, of which Mr. Balbert disclaims beneficial ownership.

(3)
Includes (i) 1,232,648 shares of Common Stock owned by Advent VII L.P., (ii) 567,666 shares of Common Stock owned by Advent Atlantic and Pacific III L.P., and (iii) 22,706 shares of Common Stock owned by TA Venture Investors L.P. Advent VII L.P., Advent Atlantic and Pacific III L.P., and TA Venture Investors L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA

  Associates VII L.P. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. The general partner of each of TA Associates VII, L.P., TA Associates VI L.P. and TA Associates AAP III Partners, L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercise sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors L.P., individually, no stockholder director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. comprise the general partners of TA Venture Investors, LP.

(4)
Includes 940,563 shares owned by Gruber McBaine Capital Management, LLC and 126,700 shares owned by Jon D. Gruber with sole voting power over the 126,700 shares and 81,750 owned by J. Patterson McBaine with sole voting power over the 85,750 shares.

(5)
Includes 601,000 shares of Common Stock which may be purchased upon the exercise of stock options within 60 days of April 25, 2005.

(6)
Includes 20,571 shares of Common Stock owned by Mr. DeMello and 521,000 shares of Common Stock, which may be purchased within 60 days of April 25, 2005 upon the exercise of stock options

(7)
Includes 2,500 shares of Common Stock owned by Mr. Spitz and 9,083 shares of Common Stock which may be purchased by Mr. Spitz within 60 days of April 25, 2005 upon the exercise of stock options. Excludes 18,000 shares which vest in quarterly installments of 1,125 through June, 2009 and 22,917 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,083 through February, 2008.

(8)
Includes 11,923 shares of Common Stock owned by Mr. Denis and 446,000 shares of Common Stock which may be purchased by Mr. Denis upon the exercise of stock options.

(9)
Includes 8,379 shares of Common Stock owned by Mr. DeConcini and 55,000 shares of Common Stock, which may be purchased by Mr. DeConcini within 60 days of April 25, 2005 upon the exercise of stock options. Excludes 20,000 shares of Common Stock, which may be acquired pursuant to unvested stock options,which vest in quarterly installments of 2,500 shares through June 2007.

(10)
Includes 80,000 shares of Common Stock which may be purchased within 60 days of April 25, 2005 upon the exercise of stock options. Excludes 10,000 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,500 shares through June, 2006.

(11)
Includes 27,500 shares of Common Stock which may be purchased within 60 days of April 25, 2005 upon the exercise of stock options. Excludes 2,500 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in September, 2005.

(12)
Includes 22,500 shares of Common Stock which may be purchased within 60 days of April 25,2005 upon the exercise of stock options. Excludes 10,000 shares of Common Stock, which may be acquired pursuant to unvested stock options, which will vest in quarterly installments of 2,500 shares through June, 2006.

(13)
Includes 1,764,583 shares of Common Stock, which may be purchased within 60 days of April 25, 2005 upon the exercise of stock options. Excludes 80,417 shares of Common Stock which may be acquired pursuant to unvested stock options.

MARKET VALUE

        On December 31, 2004, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $3.35.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

        Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act intended to be presented at the Company's annual meeting of shareholders must be received by the Company on or before January 9, 2006 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any stockholder proposals intended to be presented at the Company's annual meeting of shareholders, other than a stockholder proposal submitted for inclusion in the Company's Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting together with all supporting documentation required by the Company's By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

COMPLIANCE WITH 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and NASDAQ. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on the Company's review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that for the fiscal year ended December 31, 2004, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that the company inadvertently did not file the following Forms 4 and 5 in a timely manner:

  Form 5 for Steven Spitz filed on 2/24/2005
  Form 4 for Dennis DeConcini filed on 9/17/2004

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

Loida Rubio SECRETARY

Chatsworth, California
May 10, 2005

ZNTR52

DETACH HERE

PROXY CARD

NATROL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 9, 2005

        The undersigned hereby constitutes and appoints Dennis Jolicoeur and Loid Rubio, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the "Company") held of record by the undersigned as of the close of business on Monday, April 25, 2005, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at its Corporate Headquarters, 21411 Prairie St., Chatsworth, CA 91311 at 8:30 a.m., local time on Thursday, June 9, 2005, and at any adjournment or postponement thereof.

        This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. If no direction is given, the proxy will be voted "FOR" the nominee of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

SEE REVERSE SIDE	PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.	SEE REVERSE SIDE

NATROL, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	#NTR

        The Board of Directors recommends a vote "FOR" the election of the nominees of the Board of Directors of the Company.

1.	Election of (01) Dennis Jolicoeur as Class I Director to hold office for a three-year term until the 2008 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified.		2.	In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
	FOR ☐	WITHHELD ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person stating his or her title or authority.
PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.
Signature:	Date:	Signature:	Date:

QuickLinks

PROPOSAL I ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2004
TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH